                            JOINT FILING AGREEMENT

                         Dated as of February 13, 2007


         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of the undersigned of a Schedule 13G (including any and all amendments thereto) with respect to the shares of common stock of James River Group, Inc., a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

         Each of the undersigned agrees that each party hereto is responsible for the timely filing of such Schedule 13G (including any and all amendments thereto) and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party actually knows that such information is incorrect. Each party will indemnify the other parties for any incompleteness or inaccuracy in such information concerning the indemnifying party.

         This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.



                                  MATTHEW BRONFMAN


                                  /s/ Matthew Bronfman
                                  ----------------------------------


                                  EDGAR MILES BRONFMAN, as Trustee

                                  By: Matthew Bronfman, as Attorney-in-Fact


                                       /s/ Matthew Bronfman
                                       -----------------------------



                                  EDGAR BRONFMAN, JR., as Trustee

                                  By: Matthew Bronfman, as Attorney-in-Fact


                                       /s/ Matthew Bronfman
                                       -----------------------------



                                  MILDRED KALIK, as Trustee

                                  By: Matthew Bronfman, as Attorney-in-Fact


                                       /s/ Matthew Bronfman
                                       -----------------------------



                                  MAYO A. SHATTUCK III, as Trustee

                                  By: Matthew Bronfman, as Attorney-in-Fact


                                       /s/ Matthew Bronfman
                                       -----------------------------


                                  JOHN S. WEINBERG, as Trustee

                                  By: Matthew Bronfman, as Attorney-in-Fact


                                       /s/ Matthew Bronfman
                                        -----------------------------



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                                   EBC FIDUCIARY COMPANY, as Trustee

                                   By: Matthew Bronfman, as Attorney-in-Fact


                                        /s/ Matthew Bronfman
                                        -----------------------------



                                   JRG SEVEN, LLC


                                   By:  /s/ Matthew Bronfman
                                        -------------------------------
                                        Name: Matthew Bronfman
                                        Title: Manager